Exhibit 99.2

Veritiv Corporation Fourth Quarter and Fiscal Year 2017 Financial Results March 1, 2018

Tom Morabito Director of Investor Relations 2

Safe Harbor Provision Certain statements contained in this presentation regarding Veritiv Corporation’s (the “Company”) future operating results, performance, business plans, prospects, guidance and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words “believe,” “expect,” “anticipate,” “continue,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to the Company or its business, have been used to identify such forward-looking statements. All forward-looking statements reflect only the Company’s current beliefs and assumptions with respect to future operating results, performance, business plans, prospects, guidance and other matters, and are based on information currently available to the Company. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the Company’s actual operating results, performance, business plans, prospects or guidance to differ materially from those expressed in, or implied by, these statements. Factors that could cause actual results to differ materially from current expectations include risks and other factors described under "Risk Factors" in our Annual Report on Form 10-K and elsewhere in the Company’s publicly available reports filed with the Securities and Exchange Commission (“SEC”), which contain a discussion of various factors that may affect the Company’s business or financial results. Such risks and other factors, which in some instances are beyond the Company’s control, include: the industry-wide decline in demand for paper and related products; increased competition from existing and non-traditional sources; adverse developments in general business and economic conditions as well as conditions in the global capital and credit markets; foreign currency fluctuations; our ability to attract, train and retain highly qualified employees; the effects of work stoppages, union negotiations and labor disputes; the loss of any of our significant customers; changes in business conditions in our international operations; procurement and other risks in obtaining packaging, paper and facility products from our suppliers for resale to our customers; changes in prices for raw materials; fuel cost increases; inclement weather, anti-terrorism measures and other disruptions to the transportation network; our dependence on a variety of IT and telecommunications systems and the Internet; our reliance on third-party vendors for various services; cyber-security risks; costs to comply with laws, rules and regulations, including environmental, health and safety laws, and to satisfy any liability or obligation imposed under such laws; regulatory changes and judicial rulings impacting our business; adverse results from litigation, governmental investigations or audits, or tax-related proceedings or audits; our inability to renew existing leases on acceptable terms, negotiate rent decreases or concessions and identify affordable real estate; our ability to adequately protect our material intellectual property and other proprietary rights, or to defend successfully against intellectual property infringement claims by third parties; our pension and health care costs and participation in multi-employer pension, health and welfare plans; increasing interest rates; our ability to generate sufficient cash to service our debt; our ability to comply with the covenants contained in our debt agreements; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time; changes in accounting standards and methodologies; our ability to realize the full benefit of the anticipated synergies, cost savings and growth opportunities from the merger transaction and our ability to integrate the xpedx business with the Unisource business; the possibility of incurring expenditures in excess of those currently budgeted in connection with the integration; and other events of which we are presently unaware or that we currently deem immaterial that may result in unexpected adverse operating results. The Company is not responsible for updating the information contained in this presentation beyond the published date, or for changes made to this document by wire services or Internet service providers. This presentation is being furnished to the SEC through a Form 8-K. The Company’s Annual Report on Form 10-K for the year ended December 31, 2017 to be filed with the SEC may contain updates to the information included in this presentation. We reference non-GAAP financial measures in this presentation. Please see the appendix for reconciliations of non-GAAP measures to the most comparable GAAP measures. 3

Mary Laschinger Chairman & CEO 4

(8.2)% Financial Results Year-over-year comparison not meaningful because FY16 had net income of $21.0 million. Please see the appendix for reconciliations of non-GAAP measures to the most comparable GAAP measures. $176.4M Adjusted EBITDA1 FY17 Actual YOY% Change $8.4B Net Sales 0.5% 5 Adjusted EBITDA2 Net Loss $(13.3)M 192.9% Net Sales NM1

Fiscal Year 2017 Veritiv Net Sales 6 FY16 Net Sales FY17 Net Sales $8,365 $8,327 FX Effect 0.2% (Unaudited, Dollars In Millions) Reported Net Sales = 0.5% Core Net Sales 0.7% One Less Day (0.4%)

2017 Highlights and 2018 Outlook 7 2017 Highlights: Packaging: strong 4Q and FY17 sales Core revenues up 16.7% quarter-over-quarter in 4Q; 7.5% of which was from the All American Containers (AAC) acquisition Facility Solutions: improved 4Q and FY17 sales Print and Publishing: difficult 4Q and FY17; secular challenges expected to continue Initial synergy capture effectively completed 2018 Outlook: Integration expected to transition to the Optimization element of our strategy Operating system conversion and warehouse consolidations substantially complete by the end of 2018 2018 Adjusted EBITDA is expected to be $180-190 million 2018 Free Cash Flow is expected to be at least $30 million

Stephen Smith CFO 8

(Unaudited, Dollars In Millions, Except Per Share Amounts) 4Q17 YOY % Change FY17 YOY % Change Three Months Ended Year Ended December 31 December 31 Net sales $2,224.4 5.0% $8,364.7 0.5 % Net sales per shipping day _ 3.3% _ 0.9 % Cost of products sold $1,820.2 4.6% $6,846.6 0.3 % Net sales less cost of products sold $404.2 6.6% $1,518.1 1.2 % Net income (loss) $12.3 193% $(13.3) NM2 Basic earnings (loss) per share $0.78 200% $(0.85) NM2 Diluted earnings (loss) per share $0.77 196% $(0.85) NM2 Adjusted EBITDA $60.0 19.8% $176.4 (8.2)% Adjusted EBITDA as a % of net sales 2.7% 30 BPS 2.1% -20 BPS 1. Please see the appendix for reconciliations of non-GAAP measures to the most comparable GAAP measures. 2. Year-over-year comparison not meaningful because FY16 had net income and basic and diluted earnings per share of $21.0 million, and $1.31 and $1.30 respectively. Veritiv Financial Results1 Fourth Quarter and Full Year 2017 9

Veritiv Segment Financial Results Fourth Quarter and Full Year 2017 10 Facility Solutions Publishing Print 4Q17 Three Months Ended December 31 YOY % Change FY17 Year Ended December 31 YOY % Change Net sales $261 (3.3)% $958 (7.3)% Net sales per shipping day _ (4.8)% _ (6.9)% Adjusted EBITDA $8.8 22.2% $26.4 11.9 % Adj. EBITDA as a % of net sales 3.4% 70 BPS 2.8% 50 BPS 4Q17 Three Months Ended December 31 YOY % Change FY17 Year Ended December 31 YOY % Change Net sales $892 19.3% $3,158 10.6 % Net sales per shipping day _ 17.3% _ 11.1 % Adjusted EBITDA $71.3 27.8% $238.0 7.6 % Adj. EBITDA as a % of net sales 8.0% 50 BPS 7.5% (20) BPS 4Q17 Three Months Ended December 31 YOY % Change FY17 Year Ended December 31 YOY % Change Net sales $334 4.4% $1,310 3.0 % Net sales per shipping day _ 2.8% _ 3.4 % Adjusted EBITDA $10.4 (18.1)% $35.5 (24.5)% Adj. EBITDA as a % of net sales 3.1% (90) BPS 2.7% (100) BPS 4Q17 Three Months Ended December 31 YOY % Change FY17 Year Ended December 31 YOY % Change Net sales $699 (6.7)% $2,794 (8.3)% Net sales per shipping day _ (8.2)% _ (8.0)% Adjusted EBITDA $16.0 (24.2)% $60.8 (20.8)% Adj. EBITDA as a % of net sales 2.3% (50) BPS 2.2% (30) BPS (Unaudited, Dollars In Millions) Packaging

2018 Full Year Guidance Our 2018 full year guidance expectations are as follows: Adjusted EBITDA of $180 - $190 million Incremental capital expenditures for integration projects of $10 - $20 million Ordinary course capital expenditures of $20 - $30 million Free cash flow of at least $30 million 11

Asset Based Loan Facility & Capital Allocation Capital Structure Capital Allocation Capital Allocation Priorities: Invest in the Company YTD: CapEx totaled ~ $33M, with ~ $16M related to integration Expect 2018 incremental CapEx for integration projects of $10M - $20M Ordinary course 2018 CapEx expected to be $20M - $30M Pay down debt Invest in growth (organic and inorganic) At the end of December 2017: The borrowing base availability for the ABL facility was ~ $1.2B $898M drawn against the ABL facility $317M of available borrowing capacity Net debt to Adj. EBITDA: 4.6x for the trailing 12 months1 12 1. Includes borrowings for All American Containers Acquisition

Cumulative Synergy Capture Since Merger Veritiv has consistently exceeded synergy guidance Original commitment was $150M to $225M of synergies Veritiv ended 2017 with $200M of cumulative synergies since the merger which is 133% of the $150M 'low-end' commitment or 90% of the $225M 'high-end' commitment 13 Original (May 2014) Commitments 0% 25%-35% 50%-60% 80%-90%

Questions 14

Mary Laschinger Chairman & CEO 15

Appendix: Reconciliation of Non-GAAP Financial Measures We supplement our financial information prepared in accordance with GAAP with certain non-GAAP measures including Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, restructuring charges, net, acquisition and integration expenses and other similar charges including any severance costs, costs associated with warehouse and office openings or closings, consolidation, and relocation and other business optimization expenses, stock-based compensation expense, changes in the LIFO reserve, non-restructuring asset impairment charges, non-restructuring severance charges, non-restructuring pension charges, fair value adjustments related to contingent liabilities assumed in mergers and acquisitions and certain other adjustments) because we believe investors commonly use Adjusted EBITDA and these other non-GAAP measures as key financial metrics for valuing companies. In addition, the credit agreement governing our asset-based lending facility permits us to exclude the foregoing and other charges in calculating “Consolidated EBITDA”, as defined in the facility. We approximate foreign currency effects by applying the foreign currency exchange rate for the prior period to the local currency results for the current period. Adjusted EBITDA and these other non-GAAP measures are not alternative measures of financial performance under GAAP. Non-GAAP measures do not have definitions under GAAP and may be defined differently by, and not be comparable to, similarly titled measures used by other companies. As a result, we consider and evaluate non-GAAP measures in connection with a review of the most directly comparable measure calculated in accordance with GAAP. We caution investors not to place undue reliance on such non-GAAP measures and to consider them with the most directly comparable GAAP measures. Adjusted EBITDA and these other non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analyzing our results as reported under GAAP. Please see the following tables for reconciliations of non-GAAP measures to the most comparable GAAP measures. 16

Table I VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES NET INCOME (LOSS) TO ADJUSTED EBITDA; ADJUSTED EBITDA MARGIN (in millions, unaudited) Three Months Ended December 31, Three Months Ended December 31, Year Ended December 31, Year Ended December 31, 2017 2017 2016 2016 2017 2017 2016 2016 Net income (loss) $ 12.3 $ 4.2 $ (13.3) $ 21.0 Interest expense, net 9.1 6.4 31.2 27.5 Income tax expense 24.5 1.4 11.4 19.8 Depreciation and amortization 14.3 14.2 54.2 54.7 EBITDA 60.2 26.2 83.5 123.0 Restructuring charges, net (13.3) 5.2 16.7 12.4 Stock-based compensation 4.1 1.1 15.7 8.3 LIFO reserve increase 3.7 6.3 7.1 3.6 Non-restructuring asset impairment charges — 3.7 8.4 7.7 Non-restructuring severance charges 2.0 0.7 3.5 3.1 Non-restructuring pension charges — 0.1 2.2 2.4 Acquisition and integration expenses 8.4 6.3 36.5 25.9 Fair value adjustment on Tax Receivable Agreement contingent liability (11.0) 0.1 (9.4) 4.9 Fair value adjustment on contingent consideration liability 2.0 — 2.0 — Escheat audit contingent liability 3.0 — 7.5 — Other 0.9 0.4 2.7 0.9 Adjusted EBITDA $ 60.0 $ 50.1 $ 176.4 $ 192.2 Net sales $ 2,224.4 $ 2,119.4 $ 8,364.7 $ 8,326.6 Adjusted EBITDA as a % of net sales 2.7% 2.4% 2.1% 2.3 % Appendix: Reconciliation of Non-GAAP Financial Measures 17

18 Appendix: Reconciliation of Non-GAAP Financial Measures Table II VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES FREE CASH FLOW TO ADJUSTED FREE CASH FLOW (in millions, unaudited) Year Ended December 31, 2017 Year Ended December 31, 2017 Net cash flows provided by operating activities $ 36.6 Less: Capital expenditures (32.5) Free cash flow 4.1 Add back: Cash payments for restructuring expenses 21.3 Cash payments for acquisition and integration expenses 40.6 Cash payments for integration-related capex 16.1 Adjusted free cash flow $ 82.1

19 Appendix: Reconciliation of Non-GAAP Financial Measures Table III VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES NET DEBT TO ADJUSTED EBITDA (in millions, unaudited) December 31, 2017 December 31, 2017 Amount drawn on ABL Facility $ 897.7 Less: Cash (80.3) Net debt 817.4 Last Twelve Months Adjusted EBITDA $ 176.4 Net debt to Adjusted EBITDA 4.6x 4.6x Last Twelve Months Last Twelve Months December 31, 2017 December 31, 2017 Net loss $ (13.3) Interest expense, net 31.2 Income tax expense 11.4 Depreciation and amortization 54.2 EBITDA 83.5 Restructuring charges, net 16.7 Stock-based compensation 15.7 LIFO reserve increase 7.1 Non-restructuring asset impairment charges 8.4 Non-restructuring severance charges 3.5 Non-restructuring pension charges 2.2 Acquisition and integration expenses 36.5 Fair value adjustments on Tax Receivable Agreement contingent liability (9.4) Fair value adjustment on contingent consideration liability 2.0 Escheat audit contingent liability 7.5 Other 2.7 Adjusted EBITDA $ 176.4

Veritiv Corporation Fourth Quarter and Fiscal Year 2017 Financial Results March 1, 2018